Exhibit 99.1

FOR IMMEDIATE RELEASE

ADEIA announces third quarter 2022 Results

Reiterates full year revenue guidance, narrows range

SAN JOSE, Calif. (November 9, 2022) – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”), formerly known as Xperi Holding Corporation, today announced financial results for the third quarter ending September 30, 2022. These third quarter financial results include both the intellectual property (IP) licensing business and the product business prior to separation on October 1, 2022.

“Our third quarter represents a significant milestone for Adeia as we successfully completed the spin-off of the product business and now stand as a newly independent, leading IP licensing company with a compelling business model which leverages our strong business fundamentals to generate enhanced financial performance in the near and long-term,” said Paul E. Davis, chief executive officer of Adeia. “We have built an incredible licensing platform with consistent and strong cash flows, and world-class innovation engines in both our Media and Semiconductor businesses. We want to wish the Xperi management team and all its employees all the best as they move forward on their journey as a stand-alone public company.”

Highlights

•
On a combined basis, total revenue for the third quarter was $210.9 million, a decline of 4% from $219.4 million in the same period last year
•
On a combined basis, total revenue for the nine months ending September 30, 2022, was $702.4 million, a 6% increase from $663.2 million in the same period last year
•
Total revenue for the IP business during the third quarter was $89.3 million, a decline of 12% from $101.6 million in the same period last year
•
Total revenue for the IP business for the nine months ending September 30, 2022, was $335.6 million, an increase of 11% from $301.5 million in the same period last year
•
Successfully completed the spin-off of the product business, positioning us well for long term growth as a leading independent IP licensing company
•
Signed a multi-year license renewal with Foxtel, Australia’s leading Pay-TV platform, further demonstrating our impressive track record of successful renewals
•
Signed a new multi-year deal with Philo, a leading entertainment focused TV streaming service, illustrating our IP's continued applicability and growth of our IP beyond traditional Pay-TV

Capital Allocation

On September 19, 2022, the Company distributed $5.2 million to stockholders of record on August 29, 2022, for a quarterly cash dividend of $0.05 per share of common stock.

On October 20, 2022, the Board of Directors declared a dividend of $0.05 per share, payable on December 21, 2022, to stockholders of record on November 30, 2022.

During the third quarter, we made a $10.1 million payment toward our outstanding term loan, bringing the outstanding balance to $759.4 million as of September 30, 2022.

Financial Outlook

The Company is reiterating its prior full-year 2022 stand-alone revenue guidance and narrowing the prior range of $425 - $450 million to $430 - $445 million.

Due to the unique dynamics of the product business spin-off coinciding with the end of the quarter, we will be providing guidance for Adeia’s fiscal fourth quarter of 2022 on a stand-alone basis. Moving forward, we intend to only provide annual guidance.

Category (in millions, except for tax rate)	Q4'22 GAAP Outlook	Q4'22 Non-GAAP Outlook
Revenue	$95 -- 110	$95 -- 110
Operating Expenses[1]	$70 -- 74	$35 -- 39
Interest Expense	$15 -- 17	$15 -- 17
Other Income (Expense)	~ $0.5	~ $0.5
Tax Rate	(14)%	23%
Basic Shares Outstanding	106	106
Diluted Shares Outstanding	110	110

1See tables for reconciliation of GAAP to Non-GAAP differences.

Conference Call Information

The Company will hold its third quarter 2022 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Wednesday, November 9, 2022. To access the call in the U.S., please dial 877-451-6152, and for international callers, dial +1 201-389-0879. The conference ID is 13733251. All participants should dial in 15 minutes prior to the start of the conference call and can use the conference ID to access the call. The Company also suggests utilizing the webcast link to access the call at Q3 Earnings Call Webcast.

Safe Harbor Statement

This press release contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "could," "seek," "see," "will," "may," "would," "might," "potentially," "estimate," "continue," "expect," "target," similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results. These and other forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of competing technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; the Company’s ability to achieve the intended benefits of, and its ability to recognize the anticipated tax treatment of, the recent spin-off of its product business; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, including Russia’s invasion of Ukraine, and natural disasters; and the extent to which the COVID-19 pandemic continues to have an adverse impact on the Company’s business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission ("SEC"), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia invents, develops and licenses fundamental innovations that shape the way millions of people explore and experience entertainment in an increasingly connected world. From TVs to smartphones, and across all types of entertainment experiences, Adeia’s technologies allow users to manage content and connections in a way that is smart, immersive and personal. For more information, please visit adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted for either one-time or ongoing non-cash acquired intangibles amortization charges; costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses; separation costs; all forms of stock-based compensation; loss on debt extinguishment; expensed debt refinancing costs, impairment of goodwill, impact of certain unrealized foreign currency adjustments and related tax effects. Management believes that the non-GAAP measures used in this release provide investors with important perspectives into the Company’s ongoing business and financial performance and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP operating expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Jill Koval

+1 203-832-4449

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021

Revenue	$210,941	$219,379	$702,379	$663,247
Operating expenses:
Cost of revenue, excluding depreciation and amortization of intangible assets	31,554	32,549	86,324	87,564
Research, development and other related costs	68,366	58,766	189,881	168,369
Selling, general and administrative	83,958	62,627	226,519	197,754
Depreciation expense	5,388	6,796	16,759	17,994
Amortization expense	40,808	52,388	119,293	156,825
Litigation expense	3,083	2,327	7,998	7,162
Goodwill impairment	354,000	—	354,000	—
Total operating expenses	587,157	215,453	1,000,774	635,668
Operating income (loss)	(376,216)	3,926	(298,395)	27,579
Interest expense	(13,198)	(8,532)	(31,066)	(30,400)
Other income and expense, net	460	927	1,681	2,916
Loss on debt extinguishment	—	—	—	(8,012)
Loss before taxes	(388,954)	(3,679)	(327,780)	(7,917)
Provision for (benefit from) income taxes	865	42,698	44,536	35,807
Net loss	$(389,819)	$(46,377)	$(372,316)	$(43,724)
Less: net loss attributable to noncontrolling interest	(890)	(1,310)	(2,706)	(2,826)
Net loss attributable to the Company	$(388,929)	$(45,067)	$(369,610)	$(40,898)
Loss per share attributable to the Company:
Basic	$(3.72)	$(0.43)	$(3.55)	$(0.39)
Diluted	$(3.72)	$(0.43)	$(3.55)	$(0.39)

Weighted average number of shares used in per share calculations-basic	104,510	104,849	104,066	104,898
Weighted average number of shares used in per share calculations-diluted	104,510	104,849	104,066	104,898

ADEIA INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	September 30,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$271,092	$201,121
Available-for-sale debt securities	1,399	60,534
Accounts receivable, net	107,017	143,683
Unbilled contracts receivable, net	129,206	77,677
Other current assets	45,250	36,459
Total current assets	553,964	519,474
Long-term unbilled contracts receivable	44,715	4,107
Property and equipment, net	56,727	60,974
Operating lease right-of-use assets	62,691	68,498
Intangible assets, net	736,489	817,916
Goodwill, net	564,215	851,088
Other long-term assets	141,926	147,965
Total assets	$2,160,727	$2,470,022
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$25,286	$7,811
Accrued liabilities	125,921	110,705
Current portion of long-term debt, net	36,267	36,095
Deferred revenue	37,921	35,136
Total current liabilities	225,395	189,747
Deferred revenue, less current portion	30,897	37,107
Long-term deferred tax liabilities	26,240	19,848
Long-term debt, net	752,170	729,392
Noncurrent operating lease liabilities	47,089	54,658
Other long-term liabilities	99,881	98,842
Total liabilities	1,181,672	1,129,594
Commitments and contingencies
Company stockholders’ equity:
Preferred stock	—	—
Common stock	117	113
Additional paid-in capital	1,405,433	1,340,480
Treasury stock at cost	(210,607)	(178,022)
Accumulated other comprehensive loss	(5,129)	(752)
Retained earnings (accumulated deficit)	(197,427)	187,814
Total Company stockholders’ equity	992,387	1,349,633
Noncontrolling interest	(13,332)	(9,205)
Total equity	979,055	1,340,428
Total liabilities and equity	$2,160,727	$2,470,022

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended
	September 30, 2022	September 30, 2021
Cash flows from operating activities:
Net loss	$(372,316)	$(43,724)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation of property and equipment	16,759	17,994
Amortization of intangible assets	119,293	156,825
Goodwill impairment	354,000	—
Stock-based compensation expense	49,283	42,468
Deferred income taxes	(1,761)	(7,092)
Loss on debt extinguishment	—	8,012
Patent assets received in lieu of cash	—	(8,787)
Other	4,312	8,474
Changes in operating assets and liabilities:
Accounts receivable	40,075	(14,327)
Unbilled contracts receivable	(89,636)	30,708
Other assets	7,264	(3,956)
Accounts payable	16,606	3,036
Accrued and other liabilities	2,508	(23,414)
Deferred revenue	(4,345)	(304)
Net cash from operating activities	142,042	165,913
Cash flows from investing activities:
Purchases of property and equipment	(12,576)	(8,298)
Proceeds from sale of property and equipment	86	19
Cash paid for acquisitions, net of cash acquired	(50,473)	(17,400)
Purchases of intangible assets	(290)	(119)
Purchases of short-term investments	(4,490)	(65,446)
Proceeds from sales of investments	28,254	46,248
Proceeds from maturities of investments	35,176	33,436
Net cash from investing activities	(4,313)	(11,560)
Cash flows from financing activities:
Dividends paid	(15,631)	(15,752)
Repayment of debt	(30,375)	(73,923)
Debt refinancing costs	—	(6,843)
Proceeds from employee stock purchase program and exercise of stock options	14,252	13,839
Repurchases of common stock	(32,585)	(75,235)
Net cash from financing activities	(64,339)	(157,914)
Effect of exchange rate changes on cash and cash equivalents	(3,419)	(1,189)
Net increase (decrease) in cash and cash equivalents	69,971	(4,750)
Cash and cash equivalents at beginning of period	201,121	170,188
Cash and cash equivalents at end of period	$271,092	$165,438
Supplemental disclosure of cash flow information:
Interest paid	$26,797	$25,030
Income taxes paid, net of refunds	$22,389	$22,151
Debt acquired in a business acquisition	$50,000	$—

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income attributable to the Company:
Three Months Ended
September 30, 2022
GAAP net loss attributable to the Company	$(388,929)

Adjustments to GAAP net loss attributable to the Company:
Stock-based compensation expense:
Cost of revenue	778
Research, development and other	5,951
Selling, general and administrative	10,269
Amortization expense	40,808
Goodwill impairment charge	354,000
Merger and integration-related costs:
Transaction and other related costs recorded in selling, general and administrative	3,971
Severance and retention recorded in research, development and other	1,830
Severance and retention recorded in selling, general and administrative	580
Separation costs recorded in cost of revenue	356
Separation costs recorded in research, development and other	1,847
Separation costs recorded in selling, general and administrative	9,134
Non-GAAP tax adjustment (1)	(5,081)
Non-GAAP net income attributable to the Company	$35,514

Diluted earnings per share attributable to the Company:
Three Months Ended
September 30, 2022

GAAP diluted loss per share attributable to the Company	$(3.72)

Adjustments to GAAP diluted loss per share attributable to the Company:
Stock-based compensation expense	0.16
Amortization expense	0.39
Goodwill impairment charge	3.39
Merger and integration-related costs	0.06
Separation costs	0.11
Difference in shares used in the calculation	(0.03)
Non-GAAP tax adjustment	(0.05)
Non-GAAP diluted earnings per share attributable to the Company	0.31

GAAP weighted average number of shares-diluted	104,510
Non-GAAP adjustment (2)	10,432
Non-GAAP weighted average number of shares-diluted	114,942

(1) The provision for income taxes is adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments.

(2) The number of shares used in the diluted per share calculations on a non-GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

GAAP TO NON-GAAP TOTAL OPERATING EXPENSES

(in millions)

(unaudited)

	Three Months Ended
	December 31, 2022
	Low	High
GAAP operating expenses	$70.0	$74.0
Stock-based compensation expense	(3.0)	(3.0)
Merger, integration and separation-related expense -- SG&A	(8.0)	(8.0)
Amortization expense	(24.0)	(24.0)
Total of non-GAAP adjustments	(35.0)	(35.0)
Non-GAAP operating expenses	$35.0	$39.0